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                                                                    EXHIBIT 23.6


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated July 14, 1995, which appears in the annual report to the Board of Directors of Valley Home Medical, Inc. for the year ended November 30,1994, and to the reference to our Firm under the caption "Experts" in the Prospectus.


                                       TANNER + CO.



Salt Lake City, Utah
August 27, 1996